BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated June 5, 2012

to the Summary Prospectus dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” as it relates solely to the Core Portfolio is deleted in its entirety and replaced with the following:

The Core Portfolio, in which the Fund invests a portion of its assets, is managed by a team of investment professionals comprised of Chris Leavy, CFA and Peter Stournaras, CFA.

Name	Portfolio Manager of the Core Portfolio Since	Title
Chris Leavy, CFA	2012	Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas)
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-BC-0612SUP